UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520
Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 396-1720
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 11, 2017, SilverSun Technologies, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the period ended June 30, 2017, which is also disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 11, 2017. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of this current report on Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press release dated August 11, 2017 “SilverSun Technologies Reports Profitable Second Quarter 2017 Results”.

*Filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: August 16, 2017	By:	/s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer